SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                               OF THE LISTED FUND


                                -----------------

                         Cash Management Fund Investment

The following information supersedes certain information in the fund's
Prospectus.

The Board of Trustees of Cash Management Fund, a series of DWS Advisor Funds, has approved a proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of Cash Management Fund would be transferred to Prime Series, a series of Cash Reserve Fund, Inc. (the "Acquiring Fund") in exchange for Cash Reserve Prime Shares of the Acquiring Fund. Cash Management Fund would then be liquidated and Cash Reserve Prime Shares of the Acquiring Fund would be distributed to Cash Management Fund's shareholders. The Reorganization is expected to occur on or about May 14, 2007 and is expected to be a tax-free reorganization for Federal income tax purposes.

The Reorganization is subject to the completion of certain conditions, including a change in the Acquiring Fund's existing structure to a master-feeder fund structure, whereby the Acquiring Fund would invest all of its investable assets in Cash Management Portfolio (the "Portfolio"). Cash Management Fund currently is a feeder fund of the Portfolio and invests all of its investable assets in the Portfolio. There will be no change in the investment objective or strategies of Cash Management Fund as a result of the Reorganization.



                                                                     [Logo]DWS
                                                                       SCUDDER
March 23, 2007                                             Deutsche Bank Group

In connection with the Reorganization, the Board of Trustees of the Portfolio has approved a change in the Portfolio's advisory fee schedule, subject to the completion of the Reorganization and the change in the Acquiring Fund's structure to a master-feeder fund investing all of its investable assets in the Portfolio. Under the new advisory fee schedule, Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor to the Portfolio, is entitled to receive an advisory fee as follows: 0.15% of the average daily net assets of the Portfolio up to and including $5.5 billion of the Portfolio's assets, 0.135% of the average daily net assets of the Portfolio on the next $5 billion and 0.12% of the average daily net assets of the Portfolio above $10.5 billion. DIMA will pay all costs associated with the Reorganization and has agreed to cap the total operating expenses of Cash Reserve Prime Shares (the class into which the Cash Management Fund is merging) at 0.68% for three years following the completion of the Reorganization.

Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire or by check that are communicated by telephone (but not by the Automated Information Line) and are received in good order by 5:00 p.m. Eastern time on a business day will be effective on that business day.

We calculate the daily price of the Prime Series' shares (also known as the "Net Asset Value" or "NAV") on each day the fund is open for business, as of 5:00 p.m. Eastern time.









               Please Retain This Supplement for Future Reference






March 23, 2007